                                                                   EXHIBIT 10.86

                    =======================================

                    Agreement for Subcontract Manufacturing

                    =======================================


Date    :  Sept. 5, 1995

Parties :  Microelectronic Packaging (S) Pte Ltd
           1003 Bukit Merah Central #07-07
           Singapore 0315

           (hereinafter "MPS")

           PT Ironhill
           Komplex Kebon Jeruk Baru
           Blok A No., 13-14
           Jakarta Barat
           Indonesia

           (hereinafter "PTI")

This agreement is pursuant to an agreement between Microelectronic Packaging Inc and Innoventure (S) Pte Ltd dated 29 July 1993 (hereinafter "the Principal
                                  ------------
Agreement") and a Novation Agreement between the same parties dated        and
sets out the terms of the subcontract manufacturing arrangement now in operation between MPS and PTI.

                             Operative provisions

1.  Object

    PTI will manufacture pressed ceramic products including CERDIPS (hereinafter "the Goods") according to specifications of MPS exclusively for MPS on the terms herein stated.

2.  Requirement Forecasts and Orders

2.1 MPS will provide PTI monthly with a forecast of its requirements for the Goods for the following six months.

2.2 Monthly forecasts may be followed by a formal purchase order (hereinafter "Purchase Order") from MPS but MPS shall be under no obligation to order all or any of or no more than the quantities indicated in the forecasts.

2.3  MPS may by two months notice revise any purchase order.

3. Factory and Labour

   The subcontract manufacture of the Goods shall be undertaken at PTI's premises at Komplex Kebon Jeruk Baru, Blok A No. 13-14, Jakarta Barat, Indonesia and PTI shall employ sufficient and suitable labour and management exclusively to manufacture the Goods.

4. Delivery and Risk

4.1 The prices agreed for the Goods include the cost of delivery to MPS's premises in Singapore or such other designation (in Singapore or elsewhere) as may be shown in the Purchase Order.

4.2 Risk in the Goods passes to MPS only upon delivery.

5.  Payment

    Unless otherwise stated in the Purchase Order payment for the Goods comprised in each consignment delivered shall become due at the end of 14 days from receipt of the consignment in the currency stated in the Purchase Order and shall be effected by telex transfer into the bank account of PTI notified by PTI.

6.  Quality and Guarantee

6.1 The Goods must conform in all respects with the specifications in QA-0101--06 and QA-0401-14 or revisions thereof from time to time and other requirements or description stated in the Purchase Order and free from defects.

6.2 PTI gurantees to repair or replace free of charge such quantities of the Goods that are defective provided such defect arises from faulty workmanship or materials and notice of the defect is given to PTI immediately such defect is discovered.

7.  Confidentiality

    PTI shall keep confidential and shall not disclose to third parties any technical or commercial information it has acquired or may acquire relating to MPS, the Goods, the Equipment and/or the manufacturing methods and processes.

8.  Equipment

8.1 MPS will make available to PTI free of hire or other charge the equipment shown in the Schedule hereto and such other equipment as may from time to time be required for the manufacture of the Goods to meet the requirements of MPS (hereinafter "the Equipment") but PTI shall be responsible for the cost of installation of the Equipment at its premises.

8.2 The Equipment shall remain the property of MPS notwithstanding that it may have become affixed or attached to land or building. PTI shall not acquire title to or other interest in the Equipment and shall at no time do or permit to be done any act or thing which might prejudice or jeopardise the rights of MPS in and to the Equipment.

8.3 MPS make no warranty regarding the Equipment as to suitability or risk to health or otherwise and PTI uses the same entirely at its own risk.

8.4 PTI shall when so required by MPS purchase additional equipment or equipment to replace all or any part of the Equipment.

9.  Production Costs

    PTI shall be solely responsible for the entire cost of production without recourse to MPS.

10. Technical Assistance

    As and when requested by PTI or when MPS shall deem necessary, MPS may at the cost and expense of PTI, despatch such numbers of its own staff or other suitably qualified persons to advise on technical aspects of production of the Goods, the operation of the plant and equipment and/or the installation of the Materials Requirements Planning (MRP) System.

11.  Price Discount

     After PTI shall have made a net profit of US$4.5 million from the subcontract manufacturing for MPS, (calculated from the inception of the subcontract manufacturing arrangement) or after 5 years from January 1, 1995 whichever earlier, all subsequent prices of the Goods over a specified period of time shall be discounted by an amount equivalent to 50% of the net profits of PTI over the corresponding period in the fiscal year immediately preceding.

12.  Assignment and Sub contracting

     Neither party shall assign or transfer any of its rights or obligations under this Agreement except with prior written consent of the other and PTI may not sub contract any manufacturing or production.

13.  Severability

     If any of the provisions of this Agreement shall be void or unenforceable, such provision/s shall be deemed deleted and the remaining provisions of this Agreement shall continue in full force and effect.

14.  Waivers, forbearance and variation

     The rights of parties shall not be prejudiced or restricted by any indulgence or forbearance extended and no waiver by either party shall operate as a waiver for subsequent breach.

15.  This Agreement to prevail

     In the event of ambiguity in the understanding of the present working arrangement or conflict with the Principal Agreement or any earlier agreement whether written or oral the terms of this Agreement shall
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prevail.

16.  Duration

     This Agreement shall continue till terminated by either party by not less than eighteen (18) months notice in writing to the other.

17.  Termination

17.1 This Agreement may be terminated on the happening of any of the following events:

(a) where either party shall be in breach of any of the provisions hereof and shall fail after due notice by the other to cease remedy or rectify such breach satisfactorily;

(b) if either party shall pass a resolution for winding up (other than for reconstruction) or if a receiver or manager is appointed on behalf of a creditor or a party otherwise becomes financially embarrassed and unable to carry on business; and

(c) if either party shall be prevented for any reason beyond its control from carrying out this Agreement.

17.2 Termination shall not affect the rights and liabilities of parties existing at the date of termination.

18.  Governing law

     The construction validity and performance of this Agreement shall be governed in all respects by the law of Singapore and PTI hereby submits to the jurisdiction of the courts in Singapore for the resolution of any dispute arising hereunder or in connection herewith.

                                   SCHEDULE
                                   --------

                     Part 1 - Equipment already installed

                              SCHEDULE-EQUIPMENT

                       MPS EQUIPMENT SHIPPED TO JAKARTA

---------------------------------------------------------------------------
S/N       Equipment Name               Quantity        Date of Shipment
---------------------------------------------------------------------------
1         Tokai 1                      1               June '94
---------------------------------------------------------------------------
2         Tokai 2                      1               June '94
---------------------------------------------------------------------------
3         AP Furnace                   1               June '94
---------------------------------------------------------------------------
4         Shirashi Furnace             1               June '94
---------------------------------------------------------------------------
5         Tumbling Barrel              3               June '94
---------------------------------------------------------------------------
6         Media Separator              1               June '94
---------------------------------------------------------------------------
7         20Q Hobart Mixer             1               June '94
---------------------------------------------------------------------------
8         Fixture Trolley              20              June '94
---------------------------------------------------------------------------
9         Ceramic Dryer                2               June '94
---------------------------------------------------------------------------
10        Powder Blender               1               Work Week 40
---------------------------------------------------------------------------
11        10A Press 32 (PT6)           1               WW40
---------------------------------------------------------------------------
12        10A Press 33 (PT3)           1               WW40
---------------------------------------------------------------------------
13        Edge Loader (EL 3)           1               WW40
---------------------------------------------------------------------------
14        Edge Loader (EL 8)           1               WW40
---------------------------------------------------------------------------
15        Manual Loader (ML 1)         1               WW40
---------------------------------------------------------------------------
16        Manual Loader (ML 2)         1               WW40
---------------------------------------------------------------------------
17        Camber Bars                  5               WW40
---------------------------------------------------------------------------
18        Tumbling Barrel              1               WW44
---------------------------------------------------------------------------
19        Tumbling Barrel              1               WW44
---------------------------------------------------------------------------
20        Tumbling Barrel              1               WW44
---------------------------------------------------------------------------
21        Bottle Roller                1               WW44
---------------------------------------------------------------------------
22        Laminar Flow Hood            1               WW44
---------------------------------------------------------------------------
23        Manual BBS Machine           1               WW44
---------------------------------------------------------------------------
24        Newlong Printer              1               WW44
---------------------------------------------------------------------------
25        Newlong Printer              1               WW44
---------------------------------------------------------------------------
26        Vacuum Pack Machine          1               WW44
---------------------------------------------------------------------------
27        Stereo Microscope            1               WW49
---------------------------------------------------------------------------

                             SCHEDULE - EQUIPMENT

                       SSC EQUIPMENT SHIPPED TO JAKARTA


--------------------------------------------------------------------
Equipment Name                    1st Shipment          2nd Shipment
                                   (Quantity)            (Quantity)
--------------------------------------------------------------------
PRESS:
  Press Machine (10-ton)                8                     5
  Press Machine (20-ton)                2                     0
  Press Die (10-ton)                    1                     0
  Opt Acc         Hopper               10                     5
                  Feeder & Feed Cup    25                     0
                  Vacuum Pad           30                     0
                  Chute                 7                     0
  Auto Double Loading Machine           6                     6
  Auto Edge Loading Machine             5                     5
  Vacuum Cleaner                        1                     0
  Data Collection System                1                     0

--------------------------------------------------------------------
KILN:
  Sintering Kiln                        1                     2

--------------------------------------------------------------------
EPA:
  Eprom Furnace                         2                     0
  EPA G/F Return System                 1                     0
  Belt Cleaning System                  1                     0
  Cleaning System                       1                     0

--------------------------------------------------------------------
PASTE ROOM:
  Viscometer                            1                     0
  Hobart Mixer Machine                  4                     0
  NC Dryer                              1                     0
  Jar Roller                            2                     0
--------------------------------------------------------------------

Equipment Schedule-Page 2

September 1, 1995

                        Part II -- Equipment following

In Witness Whereof the duly authorized officers of the parties have set their hands the ___ day of _____ 1995.

Signatures:

/s/ Illegible Signature             /s/ Illegible Signature
-------------------------           ---------------------------
Microelectronic Packaging           PT Tronhill
(Singapore) Pte Ltd